CLEARBRIDGE FOCUS VALUE ETF

Schedule of investments (unaudited)	December 31, 2020

SECURITY	SHARES	VALUE
COMMON STOCKS - 98.8%
COMMUNICATION SERVICES - 14.2%
Interactive Media & Services - 1.7%
Alphabet Inc., Class A Shares	30	$52,579	*

Media - 9.2%
Charter Communications Inc., Class A Shares	118	78,063	*
Comcast Corp., Class A Shares	2,441	127,909
DISH Network Corp., Class A Shares	2,539	82,111	*

Total Media		288,083

Wireless Telecommunication Services - 3.3%
T-Mobile US Inc.	768	103,565	*

TOTAL COMMUNICATION SERVICES		444,227

CONSUMER DISCRETIONARY - 2.2%
Specialty Retail - 2.2%
Home Depot Inc.	256	67,999

CONSUMER STAPLES - 4.7%
Beverages - 2.6%
Keurig Dr Pepper Inc.	1,535	49,120
PepsiCo Inc.	217	32,181

Total Beverages		81,301

Household Products - 2.1%
Reynolds Consumer Products Inc.	2,145	64,436

TOTAL CONSUMER STAPLES		145,737

ENERGY - 2.7%
Oil, Gas & Consumable Fuels - 2.7%
TC Energy Corp.	2,086	84,942

FINANCIALS - 20.3%
Banks - 8.7%
Bank of America Corp.	4,261	129,151
JPMorgan Chase & Co.	1,132	143,843

Total Banks		272,994

Capital Markets - 2.2%
Charles Schwab Corp.	1,269	67,308

Consumer Finance - 3.0%
American Express Co.	777	93,947

Diversified Financial Services - 2.8%
Berkshire Hathaway Inc., Class B Shares	384	89,038	*

See Notes to Schedule of Investments.

ClearBridge Focus Value ETF 2020 Quarterly Report	1

CLEARBRIDGE FOCUS VALUE ETF

Schedule of investments (unaudited) (cont’d)	December 31, 2020

SECURITY	SHARES	VALUE
Insurance - 3.6%
Marsh & McLennan Cos. Inc.	522	$61,074
Progressive Corp.	512	50,627

Total Insurance		111,701

TOTAL FINANCIALS		634,988

HEALTH CARE - 10.3%
Biotechnology - 1.9%
Amgen Inc.	266	61,159

Health Care Providers & Services - 5.4%
AmerisourceBergen Corp.	728	71,169
UnitedHealth Group Inc.	276	96,788

Total Health Care Providers & Services		167,957

Pharmaceuticals - 3.0%
Johnson & Johnson	590	92,854

TOTAL HEALTH CARE		321,970

INDUSTRIALS - 16.6%
Air Freight & Logistics - 2.7%
United Parcel Service Inc., Class B Shares	492	82,853

Electrical Equipment - 1.2%
Vertiv Holdings Co.	2,076	38,759

Industrial Conglomerates - 3.6%
Honeywell International Inc.	522	111,029

Machinery - 9.1%
Deere & Co.	492	132,372
Illinois Tool Works Inc.	403	82,164
Otis Worldwide Corp.	1,043	70,455

Total Machinery		284,991

TOTAL INDUSTRIALS		517,632

INFORMATION TECHNOLOGY - 13.0%
Communications Equipment - 2.0%
Motorola Solutions Inc.	369	62,752

Electronic Equipment, Instruments & Components - 3.3%
TE Connectivity Ltd.	846	102,425

Semiconductors & Semiconductor Equipment - 5.5%
Lam Research Corp.	276	130,346
QUALCOMM Inc.	285	43,417

Total Semiconductors & Semiconductor Equipment		173,763

Software - 1.0%
Microsoft Corp.	141	31,361

See Notes to Schedule of Investments.

2	ClearBridge Focus Value ETF 2020 Quarterly Report

CLEARBRIDGE FOCUS VALUE ETF

Schedule of investments (unaudited) (cont’d)	December 31, 2020

SECURITY		SHARES	VALUE
Technology Hardware, Storage & Peripherals - 1.2%
Apple Inc.		276	$36,623

TOTAL INFORMATION TECHNOLOGY			406,924

MATERIALS - 6.2%
Chemicals - 4.7%
Air Products & Chemicals Inc.		335	91,529
PPG Industries Inc.		384	55,380

Total Chemicals			146,909

Construction Materials - 1.5%
Martin Marietta Materials Inc.		167	47,423

TOTAL MATERIALS			194,332

REAL ESTATE - 2.0%
Equity Real Estate Investment Trusts (REITs) - 2.0%
American Tower Corp.		283	63,522

UTILITIES - 6.6%
Electric Utilities - 3.6%
Edison International		1,791	112,510

Multi-Utilities - 3.0%
Sempra Energy		724	92,245

TOTAL UTILITIES			204,755

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $2,574,665)			3,087,028

	RATE
SHORT-TERM INVESTMENTS - 1.1%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class (Cost - $34,387)	0.006%	34,387	34,387

TOTAL INVESTMENTS - 99.9% (Cost - $2,609,052)			3,121,415
Other Assets in Excess of Liabilities - 0.1%			4,268

TOTAL NET ASSETS - 100.0%			$3,125,683

*	Non-income producing security.

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

ClearBridge Focus Value ETF 2020 Quarterly Report	3

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge Focus Value ETF (the “Fund”) is a separate diversified investment series of ActiveShares® ETF Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund is an actively managed exchange-traded fund (“ETF”). ETFs are funds the shares of which trade like other publicly-traded securities. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of the Fund may be directly purchased from and redeemed by the Fund at NAV solely by certain large institutional investors who have entered into agreements with the Fund’s distributor (“Authorized Participants” or “APs”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day. Unlike most actively managed ETFs, the Fund does not provide daily disclosure of its portfolio holdings. Instead, the Fund provides a verified intra-day indicative value (“VIIV”), calculated and disseminated every second throughout the trading day. The VIIV is intended to provide investors with enough information to allow for an effective arbitrage mechanism that will keep the market price of the Fund’s shares trading at or close to the underlying NAV per share of the Fund. Additionally, due to the non-disclosure of daily holdings, the Fund’s creation and redemption process will be facilitated by certain broker-dealers (“Authorized Participant Representatives” or “APRs”) that have entered into confidentiality arrangements with the Fund and that serve as agents for the APs transacting with the Fund.

Shares of the Fund are listed and traded at market prices on Cboe BZX Exchange, Inc. The market price for the Fund’s shares may be different from the Fund’s NAV. The Fund issues and redeems shares at NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only Authorized Participants may purchase or redeem Creation Units directly with the Fund at NAV. In addition, because the Fund’s shares trade on the basis of a published VIIV, they may trade at a wider bid/ask spread than ETFs that publish their portfolios on a daily basis. Creation Units are created and redeemed principally in-kind (although under some circumstances its shares are created and redeemed partially for cash). In order to maintain confidentiality of the Fund’s holdings, APs are unable to view Fund holdings. However, to facilitate the creation and redemption of Fund shares in-kind, the APRs are able to view Fund holdings. In order to create or redeem Fund shares, APs must use an APR as an agent. To avoid unfair advantages, an APR cannot create or redeem shares directly with the Fund for its own account.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may

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Notes to Schedule of Investments (unaudited) (continued)

include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will use the currency exchange rates, generally determined as of 4:00 p.m. (London Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger

5

Notes to Schedule of Investments (unaudited) (continued)

proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Common Stocks†	$3,087,028	—	—	$3,087,028
Short-Term Investments†	34,387	—	—	34,387

Total Investments	$3,121,415	—	—	$3,121,415

†	See Schedule of Investments for additional detailed categorizations.

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